RS Variable Products Trust

Filed pursuant to Rule 497(e)

File Nos. 333-135544 and 811-21922

RS VARIABLE PRODUCTS TRUST

RS Large Cap Alpha VIP Series

RS Small Cap Growth Equity VIP Series

RS International VIP Series (formerly “RS International Growth VIP Series”)

RS Emerging Markets VIP Series

RS Investment Quality Bond VIP Series

RS Low Duration Bond VIP Series

RS Money Market VIP Series

RS S&P 500 Index VIP Series

Supplement to each Series’ Prospectus dated May 1, 2014

RS High Yield VIP Series

Amended and Restated Supplement to the Prospectus, dated May 1, 2014

RS Small Cap Growth Equity VIP Series

Investment Team

Effective December 1, 2014, the section of the RS Small Cap Growth Equity VIP Series Prospectus titled “Investment Team” (on page 5) is amended and restated in its entirety as follows:

Stephen J. Bishop, Melissa Chadwick-Dunn, and D. Scott Tracy, CFA have each been a co-portfolio manager and analyst of the Series since 2009. Christopher W. Clark, CFA has been a co-portfolio manager of the Series since December 2014 and an analyst of the Series since 2007.

Investment Team Biographical Information

Effective December 1, 2014, the following information is added to the section of the RS Small Cap Growth Equity VIP Series Prospectus titled “Investment Team Biographical Information” (on page 14):

Christopher W. Clark, CFA, has been a member of the RS Growth Team, as an analyst, since joining the firm in 2007. Chris has been a co-portfolio manager of the Series since 2014. Before joining the firm, he was a research associate at TIAA-CREF for three years, where he focused on global portfolio management and the health care sector. Prior to that, he was a research assistant at Dresdner RCM Global Investors for three years. Chris holds a B.A. in economics from the University of Virginia. Chris is a CFA Charterholder.

All VIP Series

Frequent Purchases and Redemptions

The section of each Prospectus titled “Frequent Purchases and Redemptions” is amended and restated in its entirety as follows:

RS Variable Products Trust

Risks of Frequent Trading

Frequent trading can hurt the Series’ performance, operations, and shareholders. Frequent trading may disrupt portfolio management of the Series and create transaction and other administrative costs that are borne by all shareholders. The Series discourages, and will not seek to accommodate, frequent purchases, redemptions, or exchanges of its shares to the extent the Trust believes that such trading is harmful to investors, although the Series will not necessarily be able to prevent all such frequent trading in its shares. The Trust has implemented a “zero-tolerance” policy with respect to identified market timing activity in the Series.

Series Policies and Procedures

The Trust’s Board of Trustees has adopted policies and procedures with respect to frequent purchases, redemptions, and exchanges of the Series’ shares. Pursuant to these policies and procedures, the Series currently allows GIAC to apply its frequent trading restrictions in lieu of the Series’ frequent trading restrictions. GIAC has informed the Trust that it has adopted limits on transfers by contractowners and policyholders (“contractowners”) to attempt to address the potential for frequent trading. For more information about any other restrictions that GIAC may impose on contractowners, please see the relevant prospectus of the separate account of the specific insurance product that accompanies this prospectus and the applicable insurance contract. The Series uses reasonable diligence to confirm that GIAC is applying its restrictions.

Under the Series’ frequent trading restrictions, the Series reviews trading activity at the separate account level and determines whether the trading volume and/or amounts purchased or exchanged show a pattern of activity that may indicate frequent trading or activity that may be harmful to a Series or its shareholders. If the available information indicates that frequent trading may be taking place through a particular separate account, RS Investments will contact GIAC and seek to have GIAC restrict a contractowner’s trading activity for any period of time or permanently.

While the Series will use reasonable efforts to detect frequent trading activity, there can be no guarantee that those efforts will be successful in preventing all such activity or that market timers will not employ new strategies designed to evade detection. The Series’ ability to detect harmful trading activity may also be limited by operational and technological limitations and the fact that all purchase, redemption, and exchange orders are received from GIAC.

The Series may revise its policies and procedures at its sole discretion at any time, and without prior notice to investors or contractowners, as it deems necessary or appropriate to better detect and deter harmful trading activity or to comply with state or federal regulatory requirements. In addition, the Series reserves the right, in its discretion for any reason or for no reason, to reject any purchase or exchange, in whole or in part.

Mutual funds that invest in foreign securities traded in markets that close before the NYSE may be subject to frequent trading or market timing activity intended to take advantage of changes in market prices between the times when those markets close and the close of the NYSE. The Series employs fair valuation procedures intended to reduce that risk.

RS High Yield VIP Series

Effective September 15, 2014, the section of the RS High Yield VIP Series Prospectus titled “Investment Team” (on page 6) was amended and restated in its entirety as follows:

Kevin Booth, CFA, co-portfolio manager, has managed the Series since 2009. Paul Gillin, CFA, co-portfolio manager, has managed the Series since May 2014.

Effective September 15, 2014, Marc Gross was no longer co-portfolio manager of RS High Yield VIP Series, and all references to Mr. Gross in the RS High Yield VIP Series Prospectus were removed.

December 1, 2014